UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

APX Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41125	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Westview Avenue

Nashville, TN 37205

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 465-5882

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	APXIU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	APXI	The NASDAQ Stock Market LLC
Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	APXIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2023, APX Acquisition Corp. I (the “Company”) received a deficiency letter (the “Letter”) on December 21, 2023 from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”). The Letter notified the Company that since the Company had not yet filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”), the Company does not comply with Nasdaq’s Listing Rule 5250(c)(1) relating to the Company’s obligation to file periodic financial reports for continued listing. The Letter further stated that the Company has until February 19, 2024 to submit a plan (the “Plan”) to regain compliance with respect to the delinquent reports. The Letter also stated that any staff exemption to allow the Company to regain compliance, if granted, will be limited to a maximum of 180 calendar days from the due date of the Form 10-Q, or May 12, 2024.

If Nasdaq does not accept the Plan, the Company will have the opportunity to appeal that decision to the Nasdaq Hearings Panel.

The Company will continue to work with its auditors with the objective of filing the Form 10-Q as soon as practicable and will work diligently to submit the Plan promptly and take the necessary steps to regain compliance as soon as practicable.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release regarding the Letter, dated December 28, 2023, is being furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

99.1	Press Release dated December 28, 2023

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX ACQUISITION CORP. I

Dated: December 28, 2023	By:	/s/ Kyle Bransfield
	Name:	Kyle Bransfield
	Title:	Chief Executive Officer